UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 10, 2004

Southwall Technologies Inc.

---------------------------------------------------------- -------------

(Exact name of registrant as specified in its charter)

Delaware

---------------------------------------

(State of incorporation or organization)

0-15930 94-2551470

------------------------ ----------------- ---

(Commission File Number) (I.R.S. Employer

Identification No.)

3975 East Bayshore Road, Palo Alto, California 94303

-------------------------------------------------------------- ------------------

(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (650) 962-9111

----------------

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1 Press Release, dated July 31, 2003, issued by Southwall Technologies Inc.

Item 12. Regulation FD Disclosure.

On May 10, 2004, Southwall Technologies Inc. (the 'Registrant') issued a press release announcing its financial results for the quarter ended March 28, 2004. A copy of such press release of the Registrant is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information, including the exhibit attached hereto, in this Current Report on Form 8-K shall not be deemed 'filed' for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWALL TECHNOLOGIES INC.

Date: May 10, 2004 By: /s/ Thomas G. Hood____________

Thomas G. Hood

President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No. Description

99.1 Press Release, dated May 10, 2004, issued by Southwall Technologies Inc.